KPMG LLP

P.O. Box 493

SIX Cricket Square

Grand Cayman, KY1-1106

Cayman Islands

Telephone +1 345 949 4800

Fax +1 345 949 7164

Internet www.kpmg.ky

The General Partner

Disciplined Alpha Master Fund, L.P.

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated April 20, 2023, except for the schedule of investments, Note 2 and Note 10, as to which the date is October 17, 2023 in the registration statement (No. 811-23661) on Form N1-A of Harbor ETF Trust, with respect to the statement of assets and liabilities, including the schedule of investments of Disciplined Alpha Master Fund, L.P. as of December 31, 2022, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements included herein.

October 17, 2023

George Town, Grand Cayman

© 2023 KPMG LLP, a Cayman Islands limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee. All rights reserved.
Document classification: KPMG Confidential

KPMG LLP

P.O. Box 493

SIX Cricket Square

Grand Cayman, KY1-1106

Cayman Islands

Telephone +1 345 949 4800

Fax +1 345 949 7164

Internet www.kpmg.ky

The General Partner

Disciplined Alpha Onshore Fund LP

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated April 20, 2023, except for Note 2 and Note 8, as to which the date is October 17, 2023 in the registration statement (No. 811-23661) on Form N1-A of Harbor ETF Trust, with respect to the statement of assets and liabilities of Disciplined Alpha Onshore Fund LP as of December 31, 2022, and the related statements of operations and changes in partners’ capital for the year then ended, and the related notes to the financial statements included herein.

October 17, 2023

George Town, Grand Cayman

© 2023 KPMG LLP, a Cayman Islands limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee. All rights reserved.
Document classification: KPMG Confidential